Risks and Uncertainties	12 Months Ended
Dec. 31, 2024
Risks and Uncertainties [Abstract]
RISKS AND UNCERTAINTIES
21.	riskS AND UNCERTAINTIES

Credit risk

Our assets that potentially subject to a significant concentration of credit risk primarily consist of cash and accounts receivable.

We believe that there is no significant credit risk associated with cash in Hong Kong, which were held by reputable financial institutions in the jurisdiction where Samfine HK and SFHG are located. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$800,000 (approximately US$102,991) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2024, cash balance of HK$39,976,654 (approximately US$5,146,524) was maintained at financial institutions in Hong Kong and HK$2,402,547 (approximately US$309,300) was insured by the Hong Kong Deposit Protection Board.

As of December 31, 2024, HK$18,962,561 (approximately US$2,441,207) was deposited with financial institutions located in the PRC, which were not federally insured. Accordingly, we have a concentration of credit risk related to the uninsured part of bank deposits. We have not experienced any losses in such accounts and believe it is not exposed to significant credit risk.

We have designed credit policies with an objective to minimize their exposure to credit risk. Our accounts receivable is short term in nature and the associated risk is minimal. The Company maintains allowance for expected credit losses as contra accounts. We conduct credit evaluations on our clients and generally do not require collateral or other security from such clients. We periodically evaluate the creditworthiness of the existing clients in determining an allowance for expected credit losses primarily based upon the age of the receivables and factors surrounding the credit risk of specific clients.

We are also exposed to risk from prepayments and other current assets. These assets are subjected to credit evaluations. An allowance, where applicable, would make for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

Customer concentration risk

For the year ended December 31, 2022, three customers accounted for 27.2%, 24.5% and 22.7% of our total revenue. For the year ended December 31, 2023, three customers accounted for 32.4%, 29.1% and 24.0% of our total revenue. For the year ended December 31, 2024, three customers accounted for 27.9%, 25.8% and 23.6% of our total revenue.

As of December 31, 2023, four customers accounted for 38.8%, 19.3%, 12.7%, and 11.9% of the total balance of accounts receivable. As of December 31, 2024, three customers accounted for 42.2%, 27.6% and 11.9% of the total balance of accounts receivable.

As of December 31, 2024, one customer accounted for 98.2% of the total balance of contract liabilities. As of December 31, 2023, no customer accounted for 10.0% of the total balance of contract liabilities.

Vendor concentration risk

For the year ended December 31, 2022, three vendors accounted for 17.6%, 17.5% and 16.3% of our total purchases. For the year ended December 31, 2023, one vendor accounted for 12.7% of our total purchases. For the year ended December 31, 2024, one vendor accounted for 18.7% of our total purchases.

As of December 31, 2023, one vendor accounted for 10.4% of the total balance of accounts payable. As of December 31, 2024, two vendors accounted for 27.3% and 11.0% of the total balance of accounts payable.

Interest rate risk

Our exposure on fair value interest rate risk mainly arises from our fixed deposits with bank. We also have exposure on cash flow interest rate risk which is mainly arising from our deposits with banks and banks and other borrowings.

In respect of the exposure to cash flow interest rate risk arising from floating rate non-derivative financial instruments held by us, such as cash deposits and banks and other borrowings, at the end of the reporting period, we are not exposed to significant interest rate risk as the interest rates are not expected to change significantly.

Foreign currency risk

We are exposed to foreign currency risk primarily through sales that are denominated in a currency other than the functional currency of the operations to which they relate. The currencies giving rise to this risk are primarily US$. As HK$ is currently pegged to US$, our exposure to foreign exchange fluctuations is minimal.

While the Company’s reporting currency is HK$, certain of the Company’s revenue and costs of revenues and expenses are denominated in RMB. Certain of our assets and liabilities are denominated in RMB. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between HK$ and RMB. If RMB depreciates against HK$, the value of the Company’s RMB revenues, net income and assets as expressed in its HK$ financial statements will decline. Assets and liabilities are translated at exchange rates at the balance sheet dates while revenues and expenses are translated at the average exchange rates and equity is translated at historical exchange rates. Any resulting translation adjustments are not included in determining net income but are included in determining other comprehensive loss, a component of equity. The Company has not entered into any hedging transactions in an effort to reduce its exposure to foreign exchange risk.